Intangible Assets - Schedule of Intangible Asset Future Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets [Line Items]
2022	$ 433
2023	430
2024	429
2025	429
2026	429
2027 and beyond	4,746
Total Intangible Assets Subject to Amortization, Net
Finite-Lived Intangible Assets [Line Items]
Total intangible assets subject to amortization, net	$ 6,896	$ 9